Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note  15.   Commitments and Contingencies

The Company has entered into an employment contract with the President of the Company, which provides for continued payment of certain employment salaries and benefits in the event of a change in control, as defined.

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers.  These financial instruments include commitments to extend credit and standby letters of credit.  These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheet.  The contract or notional amounts of these instruments reflect the extent of the Company's involvement in these particular classes of financial instruments.  The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of those instruments.  The Company uses the same credit policies in making commitments and conditional obligations as they do for on-balance sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The Company evaluates each customer's credit-worthiness on a case-by-case basis.  The amount of collateral obtained, if deemed necessary upon extension of credit, is based on management's credit evaluation.  Collateral held varies but may include accounts receivable; inventory; property, plant and equipment and income-producing commercial properties.  As of December 31, 2011 and 2010, commitments to extend credit amounted to approximately $61.3 million and $73.7 million, respectively.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party.  The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.  As of December 31, 2011 and 2010, standby letters of credit with customers were $6.9 million and $5.9 million, respectively.

Loan commitments and standby letters of credit are issued in the ordinary course of business to meet customer needs.  Commitments to fund fixed-rate loans were immaterial at December 31, 2011.  Variable-rate commitments are generally issued for less than one year and carry market rates of interest.  Such instruments are not likely to be affected by annual rate caps triggered by rising interest rates.  Management believes that off-balance sheet risk is not material to the results of operations or financial condition.

In the normal course of business, there are outstanding various contingent liabilities such as claims and legal action, which are not reflected in the financial statements.  In the opinion of management, no material losses are anticipated as a result of these actions or claims.